UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2012

Evolution Petroleum Corporation

(Exact name of registrant as specified in its charter)

001-32942 (Commission File Number)

Nevada (State or Other Jurisdiction of Incorporation)	41-1781991 (I.R.S. Employer Identification No.)

2500 City West Blvd., Suite 1300, Houston, Texas 77042

(Address of Principal Executive Offices)

(713) 935-0122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Evolution Petroleum Corporation (the “Company”) disclosed that the Board of Directors adopted effective as of October 15, 2012 the creation of the position of Lead Director to preside over meetings of the Board of Directors during executive meetings of the independent directors not attended by the Chairman.  The Board of Directors further elected E. J. DiPaolo to serve as Lead Director until the earlier of the next Annual Shareholder Meeting or the Board elects a new Lead Director.

The Company further disclosed that the Board of Directors adopted effective as of October 15, 2012 a Majority Voting Policy for Directors whereby any nonemployee director that is unopposed for election and subsequently receives a greater number of “withheld” votes than votes “for” his or her election at the Annual Shareholder Meeting shall immediately tender their resignation to the Board of Directors.  Within sixty days after tender of the resignation, the Nominating and Corporate Governance Committee must recommend to the Board of Directors whether to accept such resignation, reject the resignation or take some other appropriate action.  The Board of Directors will act on the Committee’s recommendation at the first regularly scheduled meeting following the Nominating and Corporate Governance Committee recommendation, but no later than a period one hundred twenty days after the recommendation.  A copy of the Majority Vote Policy is attached hereto as Exhibit 99.1 and is also published on the Company’s website at http://www.evolutionpetroleum.com/company_governance.html.

The Company further disclosed that the Board of Directors adopted effective as of April 2, 2012 a Stock Retention Policy applicable to all Directors, executive officers and other employees at varying levels of required retention.  The Stock Retention Policy provides that (i) nonemployee directors and executive officers are required to retain a number of shares, or other equivalent equity awards, equal to sixty percent of the number of said awards received in the trailing three years as long term incentives, (ii) other corporate officers or managers are required to retain a number of shares, or other equivalent equity awards, equal to sixty percent of the number of said awards received in the trailing two years as long term incentives, and (iii) all other employees are required to retain a number of shares, or other equivalent equity awards, equal to sixty percent of the number of said awards received in the trailing one year as long term incentives,  Directors and employees shall have the later of two years from the time of first employment or from the date of adoption of this policy to reach compliance on a pro rata basis.  A copy of the Stock Retention Policy is attached hereto as Exhibit 99.2 and is also published on the Company’s website at http://www.evolutionpetroleum.com/company_governance.html.

Item 9.01.     Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Majority Voting Policy for Directors

99.2	Stock Retention Policy for Directors and Employees

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation (Registrant)

Dated: October 31, 2012	By:	/s/ Sterling H. McDonald
	Name:	Sterling H. McDonald
	Title:	Vice President, Chief Financial Officer and Treasurer

S-1

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Majority Voting Policy for Directors

99.2	Stock Retention Policy for Directors and Employees

E-1